As filed with the Securities and Exchange Commission on March 23, 2016

Securities Act File No. 333-205755

Investment Company Act File No. 811-08743

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

Registration Statement

under

☒	the Securities Act of 1933

☒	Pre-Effective Amendment No.1

☐	Post-Effective Amendment No.

and/or

Registration Statement

under

☒	the Investment Company Act of 1940

☒	Amendment No. 7

INVESCO SENIOR INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (404) 439-3217

John M. Zerr, Esq.

11 Greenway Plaza

Suite 1000

Houston, Texas 77046

(713) 626-1919

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☒

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration. statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Aggregate Offering Price	Amount of Registration Fee
Common Shares of Beneficial Interest, no par value	(1)	(2)	$1,000,000(3)	$100.70(4)

(1)	There are being registered hereunder a presently indeterminate number of common shares to be offered on an immediate, continuous or delayed basis.
(2)	The proposed maximum offering price per share will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(4)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 23, 2016

BASE PROSPECTUS

$

Invesco Senior Income Trust

Common Shares

The Fund. Invesco Senior Income Trust (the “Fund”) is a diversified, closed-end management investment company.

Investment Objective. The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund cannot assure investors that it will achieve its investment objective and you could lose some or all of your investment.

Investment Strategy. The Fund will invest primarily in a professionally managed portfolio of interests in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of lenders originating a Senior Loan (an “Original Lender”). In normal market conditions, at least 80% of the Fund’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio.

(continued on following page)

Offerings. The Fund may offer, from time to time, up to $          aggregate initial offering price of common shares of beneficial interest, no par value (“Common Shares”), in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

The Fund may offer Common Shares:

(i)	in at-the-market transactions through one or more selling agents that the Fund may designate from time to time and/or through broker-dealers that have entered into a selected dealer agreement with the Fund’s selling agent(s); in such transactions, Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund, which minimum price will not be less than the current net asset value per Common Share plus the per Common Share amount of the commission to be paid;

(ii)	otherwise through agents that the Fund may designate from time to time;

(iii)	to or through underwriters or dealers; or

(iv)	directly to one or more purchasers.

The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents, underwriters or dealers or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Investing in Common Shares involves certain risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may invest, subject to limitations under its investment strategy and policies, in securities of below investment grade quality

(commonly referred to as “junk bonds”), which are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. See “Risks” beginning on page 37 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 6 of this Prospectus. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

            , 2016

(continued from previous page)

The Fund’s investments in Senior Loans may include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in loan agreements, Participations and Assignments. The Fund may invest in the Senior Loans of non-U.S. issuers, and may invest up to 5% of its total assets in Senior Loans or other assets which are denominated in non-U.S. dollars.

In normal market conditions, the Fund may also invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. The Fund may also invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments.

The Adviser. Invesco Advisers, Inc. (“Invesco” or the “Adviser”) is the Fund’s investment adviser. The Adviser is an indirect wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

Financial Leverage. The Fund may utilize financial leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund generally may not (1) borrow money greater than 33 1/3% of the Fund’s total assets or (2) issue preferred shares greater than 50% of the Fund’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of the Fund’s total assets based on the relative amounts borrowed or preferred shares issued. Currently, the Fund employs financial leverage by borrowing funds through a credit facility and through the issuance of preferred securities that are senior to the Common Shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that the Fund’s leverage strategy will be successful. The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings, so the dollar amount of the management fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. This may create a conflict of interest between the Fund’s investment adviser and holders of Common Shares. Holders of Common Shares effectively bear the entire investment advisory fee. As of February 28, 2015, the Fund had outstanding preferred shares with an aggregate liquidation preference of $125 million, which represented approximately 20.24% of the Fund’s total assets as of such date, and outstanding borrowings of approximately $284 million, which represented approximately 8.91% of the Fund’s total assets as of such date. The Fund’s total leverage as of February 28, 2015 represented approximately 29.15% of the Fund’s total assets as of such date. See “Use of Leverage.”

Common Shares. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “VVR” and the Common Shares offered by this Prospectus, subject to notice of issuance, will also be listed on the NYSE. The net asset value per Common Share at the close of business on March 22, 2016 was $4.45, and the last reported sale price of the Common Shares on the NYSE on such date was $4.03, representing a discount to net asset value of 9.44%. See “Market and Net Asset Value Information.”

This Prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated             , 2016, and the Fund’s Annual and Semiannual Reports, has been filed with the SEC. This information is available upon written or oral request without charge from our web site at www.invesco.com/us. You may also get a copy of any of these materials, request other information about the Fund and make other inquiries by calling (800)

959-4246. The Fund’s Statement of Additional Information is incorporated herein by reference. A table of contents for the Statement of Additional Information is on page 68 of this Prospectus. The SEC maintains a web site at www.sec.gov that contains the Fund’s Statement of Additional Information, material incorporated by reference and other information about SEC registrants, including the Fund.

Common Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Common Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Forward-Looking Statements

This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares (the “Common Shares”). You should carefully read the more detailed information contained in this Prospectus and any related Prospectus Supplements, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated              , 2016 (the “SAI”), which contains additional information about the Fund.

The Fund	Invesco Senior Income Trust (the “Fund”) is a diversified, closed-end management investment company.

The Offering	The Fund may offer, from time to time, up to $ aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”).

The Fund may offer Common Shares:

(i)	in at-the-market transactions through one or more selling agents that the Fund may designate from time to time and/or through broker-dealers that have entered into a selected dealer agreement with the Fund’s selling agent(s); in such transactions, Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund, which minimum price will not be less than the current net asset value per Common Share plus the per Common Share amount of the commission to be paid;

(ii)	otherwise through agents that the Fund may designate from time to time;

(iii)	to or through underwriters or dealers; or

(iv)	directly to one or more purchasers.

The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents, underwriters or dealers or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Use Of Proceeds

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three to six months after the completion of any such offering or the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for these purposes.

Investment Objective	The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The investment objective is fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund cannot assure investors that it will achieve its investment objective.

Investment Policies	The Fund will invest primarily in a professionally managed portfolio of interests in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent (“Agent”) of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreements (“Loan Agreement”) that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an “Original Lender”). In normal market conditions, at least 80% of the Fund’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). The Fund’s investments in Senior Loans may also include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in Loan Agreements, Participations and Assignments.

The Fund may invest in the Senior Loans of non-U.S. issuers. The Fund may invest up to 5% of its total assets in Senior Loans or other assets which are denominated in non-U.S. dollars.

The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Fund’s assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. The actual remaining maturity of the Fund’s portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s portfolio.

In normal market conditions, the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund’s total assets that normally will be invested in Senior Loans.

The Fund also may invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments (referred to collectively as “structured products”). Structured products where the rate of return is determined by reference to a Senior Loan will be treated as senior loans for the purposes of complying with the Fund’s policy of normally investing at least 80% of its total assets in Senior Loans.

Leverage	The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Trust generally may not (1) borrow money greater than 33 1/3% of the Fund’s total assets or (2) issue preferred shares greater than 50% of the Fund’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of the Fund’s total assets based on the relative amounts borrowed or preferred shares issued. Currently, the Fund employs financial leverage by borrowing funds through a credit facility and through the issuance of preferred securities that are senior to the Common Shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that the Fund’s leverage strategy will be successful. The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings, so the dollar amount of the management fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. This may create a conflict of interest between the Fund’s investment adviser and holders of Common Shares. Holders of Common Shares effectively bear the entire investment advisory fee.

The Fund has entered into a $350 million credit agreement, effective as of December 10, 2015 (as from time to time amended, supplemented, waived or modified, the “Credit Agreement”), with State Street Bank and Trust Company and the other lending institutions party thereto and State Street Bank and Trust Company, as agent. State Street Bank and Trust Company has the authority to lend a maximum of $229,166,670 to the Fund, and other lending institutions party thereto may lend up to $120,833,330 to the Fund. As of February 29, 2016, the Fund had outstanding borrowings under the Credit Agreement of $225 million representing approximately 18.93% of the Fund’s total assets as of such date. The Credit Agreement is secured by assets of the Fund.

On October 26, 2012, the Fund issued in the aggregate 1,250 Variable Rate Term Preferred Shares (“VRTP”). VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

As of February 28, 2015, the Fund had outstanding borrowings under the Credit Agreement of $284 million, which represented approximately 20.24% of the Fund’s total assets as of such date, and outstanding preferred shares with an aggregate liquidation preference of $125 million, which represented approximately 8.91% of the Fund’s total assets as of such date. The Fund’s total leverage as of February 28, 2015 represented approximately 29.15% of the Fund’s total assets as of such date. See “Use of Leverage.”

Management Of The Fund	Invesco Advisers, Inc. (“Invesco” or the “Adviser”) is the Fund’s investment adviser. The Adviser is an indirect wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee based on the annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets,” for purposes of the advisory fee, means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP).

Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) are:

•	Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”)

•	Invesco Asset Management Limited (“Invesco Asset Management”)

•	Invesco Asset Management (Japan) Limited (“Invesco Japan”)

•	Invesco Hong Kong Limited (“Invesco Hong Kong”)

•	Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”)

•	Invesco Canada Ltd. (“Invesco Canada”);

•	(each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Invesco and each Sub-Adviser is an indirect wholly-owned subsidiary of Invesco Ltd.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Fund, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Fund pursuant to the Advisory Agreement, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.

Distributions	The Fund intends to make regular monthly distributions of all or a portion of its net investment income to its common shareholders (the “Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income to meet the requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Various factors will affect the level of the Fund’s net investment company taxable income. The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income, if any, will reduce the Fund’s net asset value.

In addition, the Fund intends to distribute, on an annual basis, all or substantially all of any net capital gains to its Common Shareholders. The Fund may also declare and pay capital gains distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

If, for any calendar year, the total distributions made exceed the Fund’s current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder’s basis in his or her Common Shares, and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund’s distribution policy results in distributions in excess of its net investment income and net capital gain, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Distributions” and “Dividend reinvestment plan.”

Listing And Symbol

The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “VVR” and the Common Shares offered by this Prospectus, subject to notice of issuance, will also be listed on the NYSE. The net asset value per Common Share at the close of business on March 22, 2016 was $4.45, and the last reported sale price of the Common Shares on the NYSE on such date was $4.03, representing a discount to net asset value of 9.44%. See “Market and Net Asset Value Information.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market factors. See “Risks” for a more complete discussion of the special risk considerations associated with an investment in the Fund.

Senior Loan Risks. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund’s net asset value. Issuers of Senior Loans may have either issued debt securities that are rated lower than investment grade, i.e., rated lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch Ratings, Ltd. (“Fitch”), or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. Debt securities rated lower than investment grade are frequently called “junk bonds,” and are generally considered predominantly speculative with respect to the issuing company’s ability to meet principal and interest payments. Because the primary source of income for the Fund is the interest and principal payments on the Senior Loans in which it invests, any payment default by an issuer of a Senior Loan would have a negative impact on the Fund’s ability to pay dividends on the Common Shares or the preferred shares, and could result in the redemption of some or all of the preferred shares.

In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

Senior Loans in which the Fund invests may not have been rated by a nationally recognized statistical rating organization, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The substantial portion of the Fund’s assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per Share. Illiquid securities are also difficult to value.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Should an Agent or Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person’s estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest. See “Risks—Senior Loan Risks.”

Participations Risk. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the Senior Loan. Certain Participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value.

Limited Secondary Market For Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund’s assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and its Common Shareholders. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser’s opinion, enhance the relative liquidity of such interests.

Warrants, Equity Securities and Junior Debt Securities Risks. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund’s net asset value.

Risks of Investment in Non-U.S. Issuers. The Fund may invest in Senior Loans and debt securities of Borrowers that are organized or located in countries other than the United States, provided that such Senior Loans and debt securities are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investments in non-U.S. issuers involve special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The net asset value of the Fund will change with changes in the value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Senior Loans, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of debt obligations to make timely payments of interest and principal may be adversely affected by general economic downturns Nonpayment would result in a reduction of income to the Fund, and a potential decrease in the net asset value of the Fund. The Adviser continuously monitors the issuers of securities held in the Fund.

The Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of NRSROs in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. A rating downgrade does not require the Fund to dispose of a security.

Medium-grade obligations (for example, bonds rated BBB by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”)) possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated below investment grade are considered speculative by NRSROs with respect to the issuer’s continuing ability to pay interest and principal.

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and liquidity risk. In addition, the amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers, making the Fund more dependent on the Adviser’s credit analysis than a fund investing only in higher-grade securities.

Secondary market prices of lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates or a general economic downturn may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of the lower-grade securities and the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC.

Interest Rate Risk. When interest rates decline, the value of a portfolio invested in Senior Loans may rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans may decline. Interest rates are near historical lows and, as a result, it is likely that they will rise. Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage. These risks may be greater in the current market environment because certain interest rates are near historically low levels, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose markets in which the Fund invests to heightened volatility.

Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund’s income.

Call Risk. If interest rates fall, it is possible that issuers of fixed-income securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Financial Leverage Risk. There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to holders of Common Shares. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to holders of Common Shares will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. These risks may be greater in the current market environment because interest rates are near historically low levels. Interest payments on the Fund’s outstanding borrowings and dividends on the Fund’s outstanding preferred shares are based on variable rate formulas and as a result the Fund’s leverage costs will increase in a rising interest rate environment. The costs of an offering of preferred shares and/or borrowing program will be borne by holders of Common Shares and consequently, will result in a reduction of the net asset value of Common Shares.

At times, the distribution rate on the Fund’s preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding. Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund’s Trustees. Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all distributions in arrears have been paid or declared and set apart for payment.

The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings, so the dollar amount of the management fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. This may create a conflict of interest between the Adviser and holders of Common Shares as providers of the credit facility or holders of preferred securities do not bear the investment advisory fee, rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds from the issuance of preferred shares and/or borrowings. This means that holders of Common Shares effectively bear the entire investment advisory fee.

Any lender in connection with a credit facility may impose specific restrictions as condition to borrowing. Similarly, to the extent the Fund issues preferred shares, the Fund currently intends to seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares it issues and the Fund may be subject to investment restrictions of the rating agency as a result. Such restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or each Sub-Adviser in managing its respective portion of the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of Capital Structure—Preferred Shares” and “Description of Capital Structure—Borrowings”

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks.

Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further the Fund’s investment objective, the Fund is not required to use derivatives and may choose not to do so and there is no assurance that the use of derivatives will achieve this result. See “Risks—Risks of Using Derivative Instruments.”

Liquidity Risk. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. The market for Senior Loans is generally considered to be less liquid than the market for corporate debt obligations. To the extent the Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties.

The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund at their current valuation more difficult.

From time to time, the Fund’s investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Adviser, holds a major portion or all of an issue of securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Adviser believes it is advisable to do so.

Risks of Structured Products. The Fund may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Unrated Securities Risk. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may limit the ability of the Fund to sell such securities at their fair value. The Fund may be more reliant on the

Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s net asset value will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

U.S. Government Securities Risk. U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of severe turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Fund. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Common Shares. Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio.

Eurozone Risk. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Investing in Euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have adopted its use. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets could have a significant adverse impact on the value and risk profile of the Fund’s investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. See “Risks—Legislation and Regulation Risk.”

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

When-Issued and Delayed Delivery Transactions Risk. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Risks—Risk of Failure to Qualify as a RIC.”

Potential Conflicts of Interest. The Adviser provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Advisers Act, the Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds and other accounts. The Adviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests. See “Portfolio Managers – Potential Conflicts of Interest” in the SAI.

Market Discount Risk. The Fund’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Maintenance of Leverage Risk. Issuance of additional Common Shares will result in an increase in the assets of the Fund. To the extent that the Fund desires to maintain its level of leverage, as a percentage of the assets of the Fund, the Fund will be required to increase its borrowings or issue additional preferred shares. The Fund may incur costs in connection with issuing additional leverage, and there can be no assurance that the Fund can obtain additional leverage at favorable rates. An inability by the Fund to maintain its leverage, as a percentage of the assets of the Fund, or to do so at favorable rates, may negatively impact the Fund’s financial performance, including its ability to sustain current levels of distributions on Common Shares. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Anti-takeover Provisions. The Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

Anti-Takeover Provisions

In The Fund’s Governing

Documents	The Fund’s Certificate of Trust, as amended, the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s By-Laws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Administrator	The Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Fund that are not required to be performed by the Adviser under the Advisory Agreement.

Custodian, Dividend

Disbursing Agent and

Transfer Agent	The custodian for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-2801.

The transfer agent and dividend paying agent for the Fund is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of February 28, 2015 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Common Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	— (1)
Offering expenses borne by Common Shareholders (as a percentage of offering price)	— (1)
Dividend Reinvestment Plan fees(2)	None

As a Percentage of Net Assets Attributable to Common Shares(3)
Annual Expenses
Management fees(4)	1.22%
Interest payments on borrowed funds(5)	0.55%
Other expenses(6)	0.43%

Total annual expenses	2.20%

(1)	If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)	Common Shareholders will pay service fee of $2.50 and brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)	Based upon average net assets applicable to Common Shares during the fiscal year ended February 28, 2015.
(4)	The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily Managed Assets. The fee shown above is based upon outstanding leverage of 29.15% of the Fund’s total assets. If leverage of more than 29.15% of the Fund’s total assets is used, the management fees shown would be higher.
(5)	Based upon the Fund’s outstanding borrowings and outstanding preferred shares as of February 28, 2015 of approximately $284,000,000 and $125,000,000, respectively, and the average daily weighted interest rate for the fiscal year ended February 28, 2015 of 0.84% and dividends on preferred shares at an annual rate of 1.40%, respectively.
(6)	Other expenses are based on estimated amounts for the current fiscal year.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.20% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders(1)	$22	$69	$118	$253

*	The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.
(1)	The example above does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an Example including sales load and estimated offering costs.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. For the fiscal years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, the seven month period ended February 28, 2011 and the fiscal year ended July 31, 2010, the information in this table is derived from the Fund’s financial statements for the fiscal year ended February 28, 2015, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the period ended February 28, 2015, and are incorporated by reference into the SAI.

The following schedule presents financial highlights for a common share of the Trust outstanding throughout the periods indicated.

									Year ended July 31,
	Year ended February 28, 2015		Year ended February 28, 2014	Year ended February 28, 2013	Year ended February 29, 2012		Seven months ended February 28, 2011		2010		2009		2008		2007		2006		2005
Net asset value per common share, beginning of period	$5.25		$5.17	$4.89	$5.03		$4.65		$3.98		$6.47		$8.06		$8.57		$8.67		$8.63
Net investment income(a)	0.32		0.31	0.34	0.31		0.17		0.29		0.41		0.80		0.93		0.79		0.60
Net gains (losses) on securities (both realized and unrealized)	(0.20)		0.13	0.28	(0.14)		0.39		0.72		(2.46)		(1.57)		(0.47)		(0.10)		0.01
Distributions paid to preferred shareholders from net investment income	N/A		N/A	(0.01)	(0.02)		(0.01)		(0.03)		(0.05)		(0.18)		(0.20)		(0.17)		(0.10)
Total from investment operations	0.12		0.44	0.61	0.15		0.55		0.98		(2.10)		(0.95)		0.26		0.52		0.51
Dividends from net investment income	(0.32)		(0.36)	(0.33)	(0.29)		(0.17)		(0.29)		(0.39)		(0.64)		(0.77)		(0.62)		(0.47)
Return of capital	—		—	—	—		—		(0.02)		—		—		—		—		—
Total dividends and distributions paid to common shareholders	(0.32)		(0.36)	(0.33)	(0.29)		(0.17)		(0.31)		(0.39)		(0.64)		(0.77)		(0.62)		(0.47)
Net asset value per common share, end of period	$5.05		$5.25	$5.17	$4.89		$5.03		$4.65		$3.98		$6.47		$8.06		8.57		8.67
Market value per common share, end of period	$4.68		$5.03	$5.57	$4.69		$5.01		$4.65		$3.59		$5.49		$7.98		8.38		8.19
Total return at net asset value(b)	2.90%		8.69%	12.93%	3.48%		12.14%
Total return at market value(c)	(0.46)%		(3.34)%	26.86%	(0.35)%		11.70%		38.95%		(26.06)%		(24.32)%		3.94%		10.41%		(2.03)%
Net assets applicable to common shares, end of period (000’s omitted)	$908,720		$945,510	$930,435	$879,696		$904,599		$836,919		$717,102		$1,165,175		$1,450,070		$1,542,881		$1,560,702
Portfolio turnover rate(d)	63%		99%	103%	94%		50%		57%		37%		46%		85%		75%		94%
Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.20	%(e)	2.18%	2.06%	2.00	%(f)	2.14	%(f)(g)	2.28	%(f)(h)	3.69	%(f)	3.52	%(f)	4.30	%(f)	3.94	%(f)	3.08	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.65	%(e)	1.63%	1.65%	1.69	%(f)	1.72	%(f)(g)	1.89	%(f)(h)	2.96	%(f)	2.26	%(f)	2.35	%(f)	2.31	%(f)	2.26	%(f)
Without fee waivers and/or expense reimbursements	2.20	%(e)	2.18%	2.06%
Ratio of net investment income before preferred share dividends	6.22	%(e)	5.98%	6.86%	6.35%		6.16	%(g)	6.38	%(h)	10.73%		11.11%		10.80%		9.17%		6.87%

Preferred share dividends	N/A		N/A	0.29%	0.39%	0.41	%(g)	0.61%		1.37%	2.44%	2.34%	1.94%	1.12%
Ratio of net investment income after preferred share dividends	6.22	%(e)	5.98%	6.57%	5.96%	5.75	%(g)	5.77	%(h)	9.36%	8.67%	8.46%	7.23%	5.75%
Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000	$125,000	$200,000	$200,000		$200,000		$350,000	$350,000	$700,000	$700,000	$700,000
Total borrowings (000’s omitted)	$284,000		$277,000	$207,000	$156,000	$214,000		$230,000		$38,000	$551,000	$502,000	$557,000	$524,000
Asset coverage per $1,000 unit of senior indebtedness(i)	$4,640		$4,865	$6,099	$7,921	$6,162		$5,509		$29,083	$3,750	$5,284	$5,028	$5,315
Asset coverage per preferred share(j)	$826,976		$856,408	$844,348	$134,962	$138,075		$129,620		$76,225	$108,236	$76,803	$80,119	$80,750
Liquidating preference per preferred share	$100,000		$100,000	$100,000	$25,000	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $930,539.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Annualized.
(h)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(i)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares and borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing by the total number of preferred shares outstanding.

N/A = Not Applicable

SENIOR SECURITIES

The following table sets forth information about the Fund’s outstanding senior securities as of the end of each of the last ten fiscal years. This information for the fiscal years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, the seven month period ended February 28, 2011 and the fiscal year ended July 31, 2010 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund.

Class and Fiscal Year	Total Principal Amount Outstanding	Asset Coverage Per Preferred Share/ $1,000 of Borrowings	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit
Variable Rate Term Preferred Shares
February 28, 2015	$125,000,000	$826,976	$100,000	N/A
February 28, 2014	$125,000,000	$856,408	$100,000	N/A
February 28, 2013	$125,000,000	$844,348	$100,000	N/A
Auction Rate Cumulative Preferred Shares
February 29, 2012	$200,000,000	$134,962	$25,000	N/A
February 28, 2011	$200,000,000	$138,075	$25,000	N/A
July 31, 2010	$200,000,000	$129,620	$25,000	N/A
July 31, 2009	$350,000,000	$76,225	$25,000	N/A
July 31, 2008	$350,000,000	$108,236	$25,000	N/A
July 31, 2007	$700,000,000	$76,803	$25,000	N/A
July 31, 2006	$700,000,000	$80,119	$25,000	N/A
July 31, 2005	$700,000,000	$80,750	$25,000	N/A
Borrowings
February 28, 2015	$284,000,000	$4,640	N/A	N/A
February 28, 2014	$277,000,000	$4,865	N/A	N/A
February 28, 2013	$207,000,000	$6,099	N/A	N/A
February 29, 2012	$156,000,000	$7,921	N/A	N/A
February 28, 2011	$214,000,000	$6,162	N/A	N/A
July 31, 2010	$230,000,000	$5,509	N/A	N/A
July 31, 2009	$38,000,000	$29,083	N/A	N/A
July 31, 2008	$551,000,000	$3,750	N/A	N/A
July 31, 2007	$502,000,000	$5,284	N/A	N/A
July 31, 2006	$557,000,000	$5,028	N/A	N/A
July 31, 2005	$524,000,000	$5,315	N/A	N/A

THE FUND

Invesco Senior Income Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a statutory trust under the laws of the State of Delaware. The Fund was originally organized as a Massachusetts business trust on April 8,1998. The Fund commenced operations on June 23, 1998. Effective as of August 27, 2012, the Fund completed a redomestication to a Delaware statutory trust. The Fund’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 and its phone number is (404) 439-3217.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of its common shares (the “Common Shares”) in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three to six months after the completion of such offering or the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “VVR” and the Common Shares offered by this Prospectus, subject to notice of issuance, will also be listed on the NYSE. The Fund’s Common Shares commenced trading on the NYSE in June 1998.

Shares of closed-end investment companies frequently trade at a discount from net asset value. The Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although the Common Shares have previously traded at a premium to net asset value, there can be no assurance that they will do so in the future. If the Common Shares trade at a premium to net asset value, there can be no assurance that this will continue after any offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. Costs incurred in connection with an offering of Common Shares will be borne entirely by the Fund, which may reduce the Fund’s net asset value per share. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See “Risks—Risks Associated with Offerings—Market Discount Risk.”

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. Net asset value is generally determined on each day that the NYSE is open for business. See “Net Asset Value” for information as to the determination of the Fund’s net asset value.

	NYSE Market Price Per Share		Net Asset Value per Common Share on Date of Market Price High and Low(1)		Premium/ (Discount) on Date of Market Price High and Low(2)
During Quarter Ended	High	Low	High	Low	High	Low
February 29, 2016	$4.23	$3.65	$4.61	$4.26	(8.24)%	(14.32)%
November 30, 2015	$4.32	$4.08	$4.84	$4.66	(10.74)%	(12.45)%
August 31, 2015	$4.74	$4.23	$5.01	$4.83	(5.39)%	(12.42)%
May 31, 2015	$4.62	$4.62	$5.08	$5.02	2.36%	(7.97)%
February 28, 2015	$4.44	$4.44	$5.12	$4.91	(7.81)%	(9.57)%
November 30, 2014	$4.26	$4.26	$5.25	$5.04	(7.62)%	(15.48)%

August 31, 2014	$4.80	$4.80	$5.28	$5.21	(5.11)%	(7.87)%
May 31, 2014	$4.90	$4.90	$5.28	$5.23	(3.60)%	(6.31)%
February 28, 2014	$4.95	$4.95	$5.27	$5.21	(1.33)%	(4.99)%

(1)	Based on the Fund’s computations.
(2)	Calculated based on the information presented. Percentages are rounded.

The last reported sale price, net asset value per Common Share and percentage discount to net asset value per Common Share on March 22, 2016 was $4.03, $4.45 and 9.44%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. As of February 29, 2016, 180,036,160 Common Shares of the Fund were outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The investment objective is fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The Fund cannot assure investors that it will achieve its investment objective.

Investment Policies

The Fund will invest primarily in a professionally managed portfolio of interests in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). Although the Fund’s net asset value per common share will vary, the Fund’s policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund’s net asset value as a result of changes in interest rates. No assurance can be given that the Fund will achieve its investment objective.

Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent (“Agent”) of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreements (“Loan Agreement”) that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an “Original Lender”). In normal market conditions, at least 80% of the Fund’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). The Fund’s investments in Senior Loans may also include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in Loan Agreements, Participations and Assignments. The Fund is permitted to invest in senior notes provided that senior notes represent the only form of senior debt financing in the borrower’s capital structure or enjoy a pair passu position with other senior loans in the borrower’s capital structure with respect to collateral only and not with respect to the other covenants and terms.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include “junk bonds”), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior Loans generally are secured by specific collateral, which may include guarantees. Such guaranteed Senior Loans may be guaranteed by, or fully secured by assets of, shareholders, owners or affiliated entities of the Borrower, even if the Senior Loans are not otherwise collateralized by assets of the Borrower. The Fund may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral. Senior Loans that are not secured by specific collateral generally pose a greater risk of non-payment of interest or loss of principal than do collateralized Senior Loans.

As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund’s total assets that normally will be invested in Senior Loans.

In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders may not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate. LIBOR, as provided for in Loan Agreements, is generally an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as provided for in Loan Agreements, is generally the average rate paid on large certificates of deposit traded in the secondary market.

The Fund may invest in the Senior Loans of non-U.S. issuers. The Fund may invest up to 5% of its total assets in senior loans or other assets which are denominated in non-U.S. dollars. Investment in the Senior Loans of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Fund’s assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates. The Senior Loans in the Fund’s portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund’s portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund’s portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s portfolio.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund’s net asset value will vary, the Fund’s management expects the Fund’s policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund’s management expects the value of the Fund’s portfolio to fluctuate less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Fund’s net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s net asset value. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

The Fund may purchase and retain in its portfolio Senior Loan interests in Borrowers which have filed for protection under the federal bankruptcy laws or have had an involuntary bankruptcy petition filed against them by their creditors. The values of such Senior Loan interests, if any, will reflect, among other things, of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund’s total assets that normally will be invested in Senior Loans.

Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower’s Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser’s analysis. The Fund may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but determined by the Adviser to be of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as “junk bonds.” The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participations by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal, and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation, and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a “Designated Custodian”).

The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

When the Fund is acting as an Original Lender, it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s) or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s estate. If, however, any such amount were included in such person’s estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund’s portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating cash, liquid securities and/or liquid Senior Loans sufficient to cover such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under “—Fundamental Investment Restrictions” below.

Under normal market conditions, the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2)

junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

High quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody’s, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers’ acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. High quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities.

U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers. The Fund may purchase U.S. TIPS of other inflation-indexed bonds of any maturity. U.S. TIPS pay interest on a periodic basis, equal to a fixed interest rate applied to the inflation-indexed principal amount. The interest on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities with other structures or characteristics as such securities become available in the market.

Credit-linked deposits are deposits by lenders, such as the Fund, to support the issuance of letters of credit to the Senior Loan borrower. The Fund receives from the bank issuing such letters of credit an agreed upon rate of return in exchange for its deposit. There are risks associated with credit-linked deposits, including the credit risk of the bank which maintains the deposit account as well as the credit risk of the borrower. The Fund bears the risk of possible loss of its principal investment, in addition to the periodic interest payments that are expected to be received for the duration of the Fund’s investment in the credit-linked deposit.

Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower’s assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans.

The Fund also may invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as senior loan interests) referenced in such notes. A credit-linked note is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This generally involves the deposit or purchase of the underlying investments (such as senior loan interests) and the issuance of one or more classes of securities backed by or representing interests in, the underlying investments or referencing an indicator related to such underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued classes of securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain or the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of the structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk. Structured products where the rate of return is determined by reference to a Senior Loan will be treated as senior loans for the purposes of complying with the Fund’s policy of normally investing at least 80% of its total assets in senior loans.

Collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CDOs, CBOs and CLOs, the cashflows are split into two or more portions, called tranches, varying in risk and yield. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The key feature of these structures is the prioritization of the cash flows from a pool of underlying securities among the several classes of securities issued by a structured product. CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, the various tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to such securities as a class.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for certain CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Fund may invest in credit default swaps (“CDS”) to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes. A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a CDS transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a CDS contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Fund buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein. When the Fund sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Fund is subject to the 10% limitation described herein on structured products.

The Adviser employs a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which the Fund invests. The Adviser also integrates macroeconomic analysis and forecasting into its evaluation and ranking of various sectors and individual securities. Finally, the Fund employs leverage in an effort to enhance the Fund’s income and total return. Sell decisions are based on: (i) a deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis; (ii) a deterioration or likely deterioration of the broader fundamentals of a particular industry or sector; and (iii) opportunities in the secondary or primary market to purchase a security with better relative value.

Other Investment Practices

In connection with the investment objective and policies described above, the Fund may engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a “when issued” or “delayed delivery” basis and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund’s investment objective, no assurance can be given that these investment practices will achieve this result.

Derivative Transactions. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Investments. The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

Lending of Portfolio Holdings. The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also may receive compensation from the investment of the collateral.

The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk.

The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund’s assets which the Fund may lend.

“When Issued” and “Delayed Delivery” Transactions. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a “when issued” and “delayed delivery” basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in “when issued” and “delayed delivery” transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a “when issued” or “delayed delivery” basis.

Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund’s assets which may be used to participate in repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will segregate an amount of cash or liquid assets at least equal to its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund’s books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing as described herein and in “—Fundamental Investment Restrictions” below. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The Fund’s portfolio turnover rate may vary greatly from year to year. For the past two fiscal years, the Fund’s portfolio turnover rate was as follows.

Fiscal Year Ended	Portfolio Turnover Rate
February 29, 2016	[	]%
February 28, 2015	63%

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares , if any, voting together as a single class), which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

USE OF LEVERAGE

The Fund’s policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act. Currently, the Fund employs financial leverage by borrowing through a credit facility and through the issuance of preferred securities that are senior to the Common Shares. The Fund’s total leverage as of February 28, 2015 represented approximately 29.15% of the Fund’s total assets as of such date.

The Fund anticipates that the use of leverage will result in higher income to its common shareholders (the “Common Shareholders”) over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings, so the dollar amount of the management fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. This may create a conflict of interest between the Fund’s investment adviser and holders of Common Shares. Holders of Common Shares effectively bear the entire investment advisory fee.

Borrowings

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless, immediately after the borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by the borrowings( is at least 300% of such principal amount. In addition, other than with respect to privately arranged borrowings, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the Common Shareholders.

Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Certain types of borrowings, including borrowings under the Fund’s credit facility (as described below), subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Invesco from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act grants to the holders of senior securities representing indebtedness issued by the Fund, other than with respect to privately arranged borrowings, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements under the 1940 Act could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Credit Facility. The Fund has entered into a $350 million credit agreement, effective as of December 10, 2015 (as from time to time amended, supplemented, waived or modified, the “Credit Agreement”), with State Street Bank and Trust Company and the other lending institutions party thereto and State Street Bank and Trust Company, as agent. State Street Bank and Trust Company has the authority to lend a maximum of $229,166,670 to the Fund, and other lending institutions party thereto may lend up to $120,833,330 to the Fund. As of February 29, 2016, the Fund had outstanding borrowings under the Credit Agreement of $225 million representing approximately 18.93% of the Fund’s total assets as of such date. The Credit Agreement is secured by the assets of the Fund.

Prior to December 10, 2015, the Fund had entered into a $350 million amended and restated revolving credit and security agreement, effective as of August 27, 2012 (as from time to time amended, supplemented, waived or modified, the “Former Credit Agreement”) with CHARTA, LLC, CAFCO, LLC, CRC Funding LLC and CIESCO, LLC (collectively, the “Conduit Lenders”), Citibank, N.A. (the “Secondary Lender”) and State Street Bank and Trust Company (the “Direct Lender”) whereby the Conduit Lenders, Direct Lenders and the Secondary Lenders from time to time agreed to make advances to the Fund on the terms and subject to the conditions in the Former Credit Agreement. As of February 28, 2015, the Fund had outstanding borrowings under the Former Credit Agreement of $284 million, which represented approximately 20.24% of the Fund’s total assets as of such date. During the year ended February 28, 2015, the average daily weighted interest rate was 0.84%.

Preferred Shares

The Fund may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of assets).

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund’s preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

VRTP Shares. On October 26, 2012, the Fund issued in the aggregate 1,250 Variable Rate Term Preferred Shares (“VRTP”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the Securities Act of 1933. Proceeds from the issuance of VRTP Shares were used to redeem all of the Fund’s outstanding Auction Rate Preferred Shares (“ARPS”). VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

As of February 28, 2015, the Fund had outstanding preferred shares with an aggregate liquidation preference of $125 million, representing approximately 8.91% of the Fund’s total assets as of such date.

Reverse Repurchase Agreements

Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Borrowings may be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

With respect to any reverse repurchase agreement, dollar roll or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

With respect to leverage incurred through investments in reverse repurchase agreements, dollar rolls and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Fund’s leverage and therefore will be limited by the Fund’s maximum overall leverage levels and may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

Effects Of Leverage

Assuming (i) the use by the Fund of leverage representing approximately 29.15% of the Fund’s total assets (including the proceeds of such leverage), 20.24% of the Fund’s total assets being attributable to borrowings and 8.91% of the Fund’s total assets being attributable to preferred shares, and (ii) interest costs to the Fund at an average annual rate of 0.84% with respect to borrowings and dividends on preferred shares at an annual rate of 1.40%, then the incremental income generated by the Fund’s portfolio (net of estimated expenses related to the leverage) must exceed approximately     % to cover such interest expense. Of course, these numbers are merely estimates used for illustration. The amount of leverage used by the Fund as well as actual interest expenses and dividend payments on such leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of leverage representing approximately 29.15% of the Fund’s total assets (including the proceeds of such leverage), and the Fund’s currently projected annual interest rate of 0.84% with respect to borrowings and projected annual dividends on preferred shares of 1.40%. The table does not reflect any offering costs of Common Shares or leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	%	%	%	%	%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

RISKS

Risks Associated with an Investment in the Fund

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market factors.

Senior Loan Risks. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund’s net asset value. Issuers of Senior Loans may have either issued debt securities that are rated lower than investment grade, i.e., rated lower than “Baa” by Moody’s or “BBB” by Fitch Ratings, Ltd. (“Fitch”), or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. Debt securities rated lower than investment grade are frequently called “junk bonds,” and are generally considered predominantly speculative with respect to the issuing company’s ability to meet principal and interest payments. Because the primary source of income for the Fund is the interest and principal payments on the Senior Loans in which it invests, any payment default by an issuer of a Senior Loan would have a negative impact on the Fund’s ability to pay dividends on the Common Shares or the preferred shares, and could result in the redemption of some or all of the preferred shares.

In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund’s portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as “junk bonds.” Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser’s credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the Lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Senior Loans in which the Fund invests may not have been rated by a nationally recognized statistical rating organization, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The substantial portion of the Fund’s assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per Share. Illiquid securities are also difficult to value.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Should an Agent or Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person’s estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

Participations Risk. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the

Lender’s interest in the Senior Loan. Certain Participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value.

Limited Secondary Market For Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund’s assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and its Common Shareholders. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser’s opinion, enhance the relative liquidity of such interests.

Warrants, Equity Securities and Junior Debt Securities Risks. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund’s net asset value.

Risks of Investment in Non-U.S. Issuers. The Fund may invest in Senior Loans and debt securities of Borrowers that are organized or located in countries other than the United States, provided that such Senior Loans and debt securities are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investments in non-U.S. issuers involve special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The net asset value of the Fund will change with changes in the value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Senior Loans, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of debt obligations to make timely payments of interest and principal may be adversely affected by general economic downturns Nonpayment would result in a reduction of income to the Fund, and a potential decrease in the net asset value of the Fund. The Adviser continuously monitors the issuers of securities held in the Fund.

The Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of NRSROs in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. A rating downgrade does not require the Fund to dispose of a security.

Medium-grade obligations (for example, bonds rated BBB by S&P) possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated below investment grade are considered speculative by NRSROs with respect to the issuer’s continuing ability to pay interest and principal.

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and liquidity risk. In addition, the amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers, making the Fund more dependent on the Adviser’s credit analysis than a fund investing only in higher-grade securities.

Secondary market prices of lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates or a general economic downturn may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of the lower-grade securities and the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC.

Interest Rate Risk. When interest rates decline, the value of a portfolio invested in Senior Loans may rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans may decline. Interest rates are near historical lows and, as a result, it is likely that they will rise. Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage. These risks may be greater in the current market environment because certain interest rates are near historically low levels, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose markets in which the Fund invests to heightened volatility.

Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund’s income.

Call Risk. If interest rates fall, it is possible that issuers of fixed-income securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Financial Leverage Risk. There can be no assurance that a financial leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to holders of Common Shares. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to holders of Common Shares will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. These risks may be greater in the current market environment because interest rates are near historically low levels. Interest payments on the Fund’s outstanding borrowings and dividends on the Fund’s outstanding preferred shares are based on variable rate formulas and as a result the Fund’s leverage costs will increase in a rising interest rate environment. The costs of an offering of preferred shares and/or borrowing program will be borne by holders of Common Shares and consequently, will result in a reduction of the net asset value of Common Shares.

The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings, so the dollar amount of the management fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. This may create a conflict of interest between the Adviser and holders of Common Shares as providers of the credit facility or holders of preferred securities do not bear the investment advisory fee, rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds from the issuance of preferred shares and/or borrowings. This means that holders of Common Shares effectively bear the entire investment advisory fee.

Any lender in connection with a credit facility may impose specific restrictions as condition to borrowing. Similarly, to the extent the Fund issues preferred shares, the Fund currently intends to seek an AAA or equivalent credit rating from one or more rating agencies on any preferred shares it issues and the Fund may be subject to investment restrictions of the rating agency as a result. Such restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or the Sub-Advisers in managing their respective portions of the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of Capital Structure—Preferred Shares” and “Description of Capital Structure—Borrowings”

Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks.

Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further the Fund’s investment objective, the Fund is not required to use derivatives and may choose not to do so and there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Tax Risk. The use of derivatives may generate taxable income. In addition, the Fund’s use of derivatives may be limited by the requirements for taxation as a RIC or the Fund’s intention to pay dividends that are exempt from U.S. federal income taxes. The tax treatment of derivatives may be adversely affected by changes in legislation, regulations or other legal authority, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Liquidity Risk. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. The market for Senior Loans is generally considered to be less liquid than the market for corporate debt obligations. To the extent the Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties.

The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund at their current valuation more difficult.

From time to time, the Fund’s investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Adviser, holds a major portion or all of an issue of securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Adviser believes it is advisable to do so.

Risks of Structured Products. The Fund may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Unrated Securities Risk. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may limit the ability of the Fund to sell such securities at their fair value. The Fund may be more reliant on the Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s net asset value will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

U.S. Government Securities Risk. U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of severe turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Fund. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Common Shares. Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio.

Eurozone Risk. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Investing in Euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have adopted its use. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets could have a significant adverse impact on the value and risk profile of the Fund’s investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

When-Issued and Delayed Delivery Transactions Risk. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate-level tax, the resulting corporate-level income taxes could substantially reduce the Fund’s net asset value, the amount of income available for distribution and the amount of the Fund’s distributions.

Certain of the Fund’s investments will cause the Fund to take into account taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes. Because the Fund may be allocated taxable income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes gains from such liquidation transactions, the Fund and, ultimately, its Common Shareholders, may receive larger taxable distributions than it or they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Potential Conflicts of Interest. The Adviser provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds and other accounts. The Adviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests. See “Conflicts of Interest.”

Anti-takeover Provisions. The Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

Risks Associated with Offerings

Market Discount Risk. The Fund’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Maintenance of Leverage Risk. Issuance of additional Common Shares will result in an increase in the assets of the Fund. To the extent that the Fund desires to maintain its level of leverage, as a percentage of the assets of the Fund, the Fund will be required to increase its borrowings or issue additional preferred shares. The Fund may incur costs in connection with issuing additional leverage, and there can be no assurance that the Fund can obtain additional leverage at favorable rates. An inability by the Fund to maintain its leverage, as a percentage of the assets of the Fund, or to do so at favorable rates, may negatively impact the Fund’s financial performance, including its ability to sustain current levels of distributions on Common Shares. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure

Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Issuance of Additional Common Shares.”

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund’s Board of Trustees.

Adviser

Invesco Advisers, Inc. (“Invesco” or the “Adviser”) is the Fund’s investment adviser. The Adviser is an indirect wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Advisory Agreement

The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee based on the annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets,” for purposes of the advisory fee, means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP).

Such fee is payable for each calendar month as soon as practicable after the end of that month. The Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. For the fiscal year ended February 28, 2015, the Adviser waived advisory fees of $11,404.

The Adviser furnishes offices, necessary facilities and equipment. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser or Invesco Distributors) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement was available in the Fund’s Semiannual Report dated August 31, 2015.

Sub-Adviser

Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act are:

Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”)

Invesco Asset Management Limited (“Invesco Asset Management”)

Invesco Asset Management (Japan) Limited (“Invesco Japan”)

Invesco Hong Kong Limited (“Invesco Hong Kong”)

Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”)

Invesco Canada Ltd. (“Invesco Canada”);

(each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Invesco and each Sub-Adviser is an indirect wholly-owned subsidiary of Invesco Ltd.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Fund, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Fund pursuant to the Advisory Agreement, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.

Portfolio Management

Investment decisions for the Fund are made by the Fund’s investment management team. The following individuals are primarily responsible for the day-to-day management of the Fund.

•	Scott Baskind, Portfolio Manager. Mr. Baskind is the President and Managing Director of Invesco’s global senior loan business and serves as the group’s Chief Investment Officer. Mr. Baskind is head of the senior loan Investment Committee and serves as Senior Portfolio Manager for several funds Mr. Baskind joined Invesco Senior Secured Management, Inc. in 1999 as a credit analyst, and has taken on progressively more senior roles, including his current position in 2014. During his tenure at Invesco, Mr. Baskind has served as a portfolio manager, head of secondary market loan trading and co-CIO. He has been responsible for the day-to-day management of the loan business since 2012. Mr. Baskind began his career as a financial analyst at the Bureau of Fiscal Management, City of New York. His senior loan career dates back to the mid-1990s as a commercial lending analyst with NatWest Markets and later as an associate in the Leveraged Finance and Private Equities Group of Gleacher NatWest. Mr. Baskind currently serves on the board of directors of the Loan Syndications and Trading Association. He earned a BS degree in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

•	Tom Ewald, Portfolio Manager. Mr. Ewald is a senior portfolio manager in Invesco’s senior loan group and a member of the Investment Committee. He is responsible for credit research and portfolio management with a focus on retail funds. Mr. Ewald entered the industry in 1987 and joined Invesco in 2000 as a credit analyst. He was promoted to portfolio manager in 2001. Prior to joining Invesco, he was one of the founding portfolio managers of First Union Institutional Debt Management (IDM). Before joining IDM, he worked for several departments within First Union Securities, including par loan research, syndications, and mergers and acquisitions. After graduating from college, Mr. Ewald joined Barclays Bank PLC, where he worked in middle-market lending, real estate and credit. Following Barclays, Mr. Ewald joined Al-Ahli Bank of Kuwait where he served as deputy head of international lending. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

•	Philip Yarrow, Portfolio Manager. Mr. Yarrow is a portfolio manager for Invesco Senior Secured Management, Inc. Mr. Yarrow entered the industry in 1995 and joined Invesco in 2010. He was previously a portfolio manager in the senior loan group and member of the group’s investment committee at Van Kampen, which he joined in 2005. Prior to that, he served as a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow earned a BS degree in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University. He is a CFA charterholder.

More information on the portfolio managers may be found at www.invesco.com/us. The web site is not part of the Prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Administrator

Invesco Advisers, Inc., the Fund’s investment adviser, also serves as the Fund’s Administrator. Pursuant to the administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator (i) arranges for the printing and dissemination of reports to shareholders; (ii) arranges for dissemination of the Fund’s proxy and any repurchase offer materials to shareholders, and oversees the tabulation of proxies by the Fund’s transfer agent; (iii) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (iv) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith, and reviews the provision of such services to the Fund; (v) provides the Fund’s dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (vi) makes such reports and recommendations to the Board of Trustees as the Trustees reasonably request; and (vii) provides shareholder services to holders or potential holders of the Fund’s securities.

For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund’s average daily net assets.

NET ASSET VALUE

The net asset value per share of the Fund’s Common Shares is determined as of the close of business on each business day by calculating the total value of the Fund’s assets, deducting its total liabilities, and dividing the result by the number of Common Shares outstanding.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

DISTRIBUTIONS

The Fund intends to make regular monthly distributions of all or a portion of its net investment income to Common Shareholders. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income to meet the requirements for qualification as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). The investment company income of the Fund will generally consist of all interest and other ordinary income accrued on portfolio investments, short-term capital gain (including short-term gains on options, futures and forward positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Various factors will affect the level of the Fund’s net investment company taxable income.

The Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income, if any, will reduce the Fund’s net asset value.

In addition, the Fund intends to distribute, on an annual basis, all or substantially all of any net capital gains (which is the excess of net long-term capital gain over net short-term capital loss)to its Common Shareholders. The Fund may also declare and pay capital gains distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. To the extent that the Fund’s net investment income and net capital gain for any year exceed the total distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

If, for any calendar year, the total distributions made exceed the Fund’s current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each Common Shareholder up to the amount of the Common Shareholder’s basis in his or her Common Shares, and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. To the extent the Fund’s distribution policy results in distributions in excess of its net investment income and net capital gain, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case if distributions were limited to these amounts. Distributions in any year may or may not include a substantial return of capital component.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan (the “Plan”) unless an election is made to receive cash. Computershare Trust Company, N.A. (the “Agent”) administers the Plan.

If you own Common Shares in your own name, your purchase will automatically enroll you in the Plan. If your Common Shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your Common Shares in your own name so that you may enroll in the Plan.

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all Common Shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following distribution.

If you choose to participate in the Plan, your distributions will be promptly reinvested for you, automatically increasing your Common Shares. If the Common Shares are trading at a price that is equal to net asset value per share, you’ll pay that amount for your reinvested shares. However, if the Common Shares are trading above or below net asset value, the price is determined by one of two ways:

1.	Premium: If the Common Shares are trading at a premium – a market price that is higher than net asset value – you’ll pay either the net asset value or 95 percent of the market price, whichever is greater. When the Common Shares trade at a premium, you may pay less for your reinvested Common Shares than an investor purchasing Common Shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving Common Shares at less than market price.

2.	Discount: If the Common Shares trading at a discount – a market price that is lower than net asset value – you’ll pay the market price for your reinvested Common Shares.

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Common Shares are trading at or above net asset value, your new Common Shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Common Shares are trading at a discount, the Common Shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because Common Shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

The automatic reinvestment of distributions does not relieve you of any income tax that may be due on distributions. You will receive tax information annually to help you prepare your federal income tax return.

You may withdraw from the Plan at any time by calling (800) 341-2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole Common Shares, they will be held by the Agent electronically as Direct Registration Book-Shares and fractional Common Shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, the Agent will sell all full and fractional Common Shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your Common Shares through your financial adviser through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Common Shares to be held in your name in electronic format. You retain full ownership of your Common Shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and the Agent may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, participants will receive at least 30 days written notice before the record date for the payment of any such distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Plan, please call our Client Services department at (800) 341-2929 or visit invesco.com/us.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of April 2, 2012. The following is a brief description of the terms of the Common Shares, Borrowings and preferred shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Common Shares have no preemptive rights.

The Fund will not issue certificates for the Common Shares.

Issuance of Additional Common Shares

Any additional offerings of Common Shares will require approval by the Board of Trustees.

Any additional offering of Common Shares will be subject to the requirements of the 1940 Act The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its Common Shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current net asset value, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below net asset value in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below net asset value will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below net asset value. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below net asset value. Because the Fund’s advisory fee is based upon average Managed Assets, the Adviser’s interests in recommending the issuance and sale of Common Shares at a price below net asset value may conflict with the interests of the Fund and its Common Shareholders.

Repurchase of Common Shares

Because shares of closed-end funds frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of holders of Common Shares for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of holders of Common Shares, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, no par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund’s preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund’s Trustees. Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all distributions in arrears have been paid or declared and set apart for payment.

In addition, if required by a rating agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the preferred shares is in arrears. The Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, no rating agency has established guidelines relating to the Fund’s preferred shares, based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by a rating agency will be more or less restrictive than anticipated.

VRTP Shares. On October 26, 2012, the Fund issued in the aggregate 1,250 Variable Rate Term Preferred Shares (“VRTP”), designated as 2015/11-VVR C-1, each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the Securities Act of 1933. Proceeds from the issuance of VRTP Shares were used to redeem all of the Fund’s outstanding Auction Rate Preferred Shares (“ARPS”). VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate, equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC, plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to Common Shareholders or purchasing Common Shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

Borrowings

The Fund may utilize leverage through borrowings, including through a credit facility, commercial paper program or other borrowing program. Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

The Fund may negotiate with commercial banks to arrange a borrowing facility pursuant to which the Fund may borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed). Any such borrowings would constitute leverage. Such a borrowing facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the borrowing facility or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders against liabilities they may incur in connection with the borrowing facility.

In addition, the Fund expects that a borrowing facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any borrowing facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a borrowing facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such borrowing facility may in the future be replaced or refinanced by one or more borrowing facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Credit Facility. The Fund has entered into a $350 million credit agreement, effective as of December 10, 2015 (as from time to time amended, supplemented, waived or modified, the “Credit Agreement”), with State Street Bank and Trust Company and the other lending institutions party thereto and State Street Bank and Trust Company, as agent. State Street Bank and Trust Company has the authority to lend a maximum of $229,166,670 to the Fund, and other lending institutions party thereto may lend up to $120,833,330 to the Fund. As of February 29, 2016, the Fund had outstanding borrowings under the Credit Agreement of $225 million representing approximately 18.93% of the Fund’s total assets as of such date. The Credit Agreement is secured by the assets of the Fund.

Prior to December 10, 2015, the Fund had entered into a $350 million amended and restated revolving credit and security agreement, effective as of August 27, 2012 (as from time to time amended, supplemented, waived or modified, the “Former Credit Agreement”) with CHARTA, LLC, CAFCO, LLC, CRC Funding LLC and CIESCO, LLC (collectively, the “Conduit Lenders”), Citibank, N.A. (the “Secondary Lender”) and State Street Bank and Trust Company (the “Direct Lender”) whereby the Conduit Lenders, Direct Lenders and the Secondary Lenders from time to time agreed to make advances to the Fund on the terms and subject to the conditions in the Former Credit Agreement As of February 28, 2015, the Fund had outstanding borrowings under the Former Credit Agreement of $284 million, which represented approximately 20.24% of the Fund’s total assets as of such date. During the year ended February 28, 2015, the average daily weighted interest rate was 0.84%.

The Credit Agreement includes limits on the Fund’s ability to (i) incur liens or pledge portfolio securities, (ii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iii) participate in any merger, consolidation, reorganization, liquidation or sale of substantially all of the Fund’s assets without the consent of the lenders, (iv) make certain changes in its capital structure, (v) amend certain Fund documents in a manner which could materially adversely affect the rights, interests or obligations of any of the lenders, (vi) engage in any business other than as contemplated by the Fund’s prospectus, investment policies and investment restrictions, (vii) create, incur, assume or permit to exist certain debt except for certain specified types of debt and (viii) permit any of its affiliates under the Employee Retirement Income Security Act of 1974 (“ERISA”) to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreement does not permit the Fund’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (the “Credit Agreement Asset Coverage Test”).

The Credit Agreement limits the Fund’s ability to pay dividends or make other distributions, including with respect to the preferred shares, or purchase or redeem shares, including preferred shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreement does not permit the Fund to declare dividends or other distributions with respect to the preferred shares or purchase or redeem preferred shares (i) at any time that an event of default under the Credit Agreement has occurred and is continuing or (ii) if, after giving effect to such declaration, the Fund would not meet the asset coverage ratios set forth in the Credit Agreement. The failure to maintain certain asset coverage requirements may also result in a default under the terms of any preferred shares or borrowing.

The Credit Agreement has specified events of default which permit the lenders to seek remedies against the assets of the Fund. These events of default are customary for the types of transaction reflected by the Credit Agreement and include: (i) cross-default and cross-acceleration events with respect to the Fund or the Adviser; (ii) a bankruptcy or insolvency event with respect to the Fund or the Adviser; (iii) specified judgments against the Fund or the Adviser; (iv) misrepresentations by the Fund or the Adviser to the lenders; (v) liens by certain governmental agencies against the Fund or the Adviser; (vi) failure for the lenders to have a first priority perfected security interest in the assets of the Fund; (vii) material modifications of certain specified transaction documents; (viii) a material reduction in the value of the Fund’s investments; (ix) change of control or change of management in the Adviser; and (x) failure to comply with terms of the Credit Agreement.

Capitalization

The following table provides information about the outstanding securities of the Fund as of February 29, 2016:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares of Beneficial Interest, no par value	Unlimited	—	180,036,160
Preferred Shares of Beneficial Interest, no par value	Unlimited	—	1,250

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.

The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. Any amendment to declassify the Board of Trustees requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, unless the transaction has been approved by at least 66 2/3% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

A Trustee may be removed from office, with or without cause, by written instrument signed by at least 75% of the number of Trustees prior to such removal.

In addition, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, to approve, adopt or authorize certain transactions, unless the transaction has been approved by at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. Transactions subject to this voting requirement include:

•	The dissolution of the Fund; provided that if the affirmative vote of at least seventy-five percent (75%) of the Board approves the dissolution, no vote of shareholders shall be required to dissolve the Fund

•	A merger or consolidation of the Fund with one or more other entities.

•	The sale, conveyance and transfer of all or substantially all of the assets of the another entity.

•	The reclassification of the Fund from a “closed-end company” to an “open-end company” (as defined in the 1940 Act).

•	The following transactions with any person or group (a “Principal Shareholder”) that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the shares of the Fund. For purposes of these provisions, a Principal Shareholder shall be deemed to be the beneficial owner of any Shares which the Principal Shareholder owns directly, has the right to acquire pursuant to any agreement or which are beneficially owned, directly or indirectly by any “affiliate” or “associate” or any other person with which the Principal Shareholder has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of shares.

•	The issuance of any securities to any Principal Shareholder for cash (other than pursuant to the Plan.

•	The sale, lease or exchange of all or any substantial part of the assets of the Fund or any subsidiary of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Fund or any subsidiary of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•	The sale, lease, or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund or any of its subsidiary of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Fund or any of subsidiary of the Fund, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

In addition, any additional matter for which the Declaration of Trust or the 1940 Act does not expressly require a vote of shareholders, but with respect to which the Trustees determine the shareholders shall have power to vote, shall require the affirmative vote or consent of holders of at least 75% of the outstanding shares of the Fund, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company if approved by an affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, unless the conversion has been approved by at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. A more detailed discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation Of The Fund

The Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements:

(i)	The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.

(ii)	The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, including receivables, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gain included in such shareholder’s gross income net of the tax deemed paid the shareholder under clause (ii).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over- distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (provided that certain holding period and other requirements are met) (i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation Of Common Shareholders

Distributions. Distributions paid to you by the Fund from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain, or reducing your potential loss, on any subsequent sale or other disposition of your Common Shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, the Fund’s earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s Common Shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income, while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

The foregoing is a general and abbreviated summary of the certain of the Code and the Treasury regulations currently in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more detailed discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

PLAN OF DISTRIBUTION

The Fund may offer, from time to time, up to $         aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”).

The Fund may offer Common Shares:

(i)	in at-the-market transactions through one or more selling agents that the Fund may designate from time to time and/or through broker-dealers that have entered into a selected dealer agreement with the Fund’s selling agent(s);

(ii)	otherwise through agents that the Fund may designate from time to time;

(iii)	to or through underwriters or dealers; or

(iv)	directly to one or more purchasers.

The Prospectus Supplement relating to a particular offering of Common Shares will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation or the basis upon which such amount may be calculated;

•	any discounts, commissions, or fees allowed or paid to dealers or agents or the basis upon which such amount may be calculated;

•	the public offering or purchase price of the offered Common Shares, or the basis upon which such amount may be calculated, and the net proceeds the Fund will receive from the sale; and

•	any securities exchange on which the offered Common Shares may be listed.

The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

At-The-Market Transactions

The Fund may offer Common Shares in in transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, through one or more selling agents that the Fund may designate from time to time and/or through broker-dealers that have entered into a selected dealer agreement with the Fund’s selling agent(s) in such transactions. Common Shares will only be sold on such days as shall be agreed to by the Fund and the selling agent(s) and will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid. The Fund will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

The Fund will compensate the selling agent(s) with respect to sales of the Common Shares and the selling agent(s) may compensate broker-dealers participating in the offering in connection with the sale of Common Shares sold by that broker-dealer.

Unless otherwise indicated in the Prospectus Supplement, the selling agents will be acting on a best efforts basis for the period of their appointment.

By Agents

The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

Direct Sales

The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The terms of such direct sale transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a direct sale transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.

Agents, underwriters or dealers through which the Fund may offer Common Shares may include affiliated persons of the Fund or the Adviser.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

Custodian

State Street Bank and Trust Company will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 225 Franklin Street, Boston, Massachusetts 02110-2801.

Dividend Disbursing Agent and Transfer Agent

Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares. Computershare is located at P.O. Box 43078, Providence, Rhode Island 02940-3078.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, in connection with the offering of the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, is the independent registered public accounting firm of the Fund.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

PRIVACY POLICY

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco. only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

$

Invesco Senior Income Trust

Common Shares

PROSPECTUS

, 2016

Preliminary Statement of Additional Information, dated March 23, 2016

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Invesco Senior Income Trust

STATEMENT OF ADDITIONAL INFORMATION

Invesco Senior Income Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective, and you could lose some or all of your investment.

This Statement of Additional Information relates to the offering, from time to time, of up to $         aggregate initial offering price of the Fund’s common shares of beneficial interest, no par value (“Common Shares”) in one or more offerings. This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund, dated             , 2016 (the “Prospectus”), and any related supplement to the Prospectus (each a “Prospectus Supplement”). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained without charge, by calling the Fund at (800) 345-7999.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

THE FUND

The Fund is a diversified, closed-end management investment company organized as a statutory trust under the laws of the State of Delaware. The Fund was originally organized as a Massachusetts business trust on April 8, 1998. The Fund commenced operations on June 23, 1998. Effective as of August 27, 2012, the Fund completed a redomestication to a Delaware statutory trust. Effective June 1, 2010, the Fund’s name was changed from Van Kampen Senior Income Trust to Invesco Van Kampen Senior Income Trust. Effective December 3, 2012, the Fund’s name was changed from Invesco Van Kampen Senior Income Trust to Invesco Senior Income Trust. The Fund’s currently outstanding common shares of beneficial interest, no par value (the “Common Shares”) are listed on the New York Stock Exchange (the “NYSE”) under the symbol “VVR” and the Common Shares offered by this Prospectus, subject to notice of issuance, will also be listed on the NYSE.

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies and Portfolio Contents

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

Derivative Transactions and Related Risk Factors

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Use of Segregated and Other Accounts. The Fund complies with applicable regulatory requirements when implementing certain derivative transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

CFTC Regulation. Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Adviser to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Adviser was unable to claim the exclusion with respect to the Fund, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses.

Failure of Futures Commission Merchants and Clearing Organizations. The Fund may deposit funds required to open margin positions in cleared derivative instruments with a clearing broker registered under the U.S. Commodity Exchange Act of 1936 (“CEA”) as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. In accordance with the foregoing, the Fund may not:

1.

Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

2.	Purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

3.	Issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

4.	Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

5.	Buy any security “on margin.” Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

6.	Sell any security “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

8.	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute such control or participation.

9.	Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

10.	Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under loan agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

11.	Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

12.	Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

For purposes of investment restriction numbers 1 and 2, the Fund will consider all relevant factors in determining whether to treat the lender selling a participation and any persons interpositioned between such lender and the Fund as an issuer, including: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

For purposes of investment restriction number 9, the 1940 Act generally limits a fund’s ability to invest in other investment companies as follows: the Fund and companies it controls cannot own more than 3% of an acquired fund’s voting stock in; the securities of an acquired fund cannot exceed more than 5% of the assets of the Fund and companies it controls; and the securities of acquired funds as a group cannot exceed more than 10% of the assets of the Fund and companies it controls. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees (the “Board”) and the Fund’s officers appointed by the Board. The tables below list the trustees and the executive officers of the Fund and their principal occupations, other directorships held by the trustees and their affiliations, if any, with the Adviser or its affiliates. The “Fund Complex” includes each of the investment companies advised by the Adviser as of January 31, 2016 Trustees serve until their successors are duly elected and qualified. Officers are annually elected by the Board. The principal business address of each Trustee and Officer is c/o Invesco Senior Loan Fund, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Interested Trustees:
Martin L. Flanagan[1] – 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment

			146	None

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
		Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] – 1954 Trustee, President and Principal Executive Officer	2014	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	146	None

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Coucil and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute ; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council

David C. Arch – 1945 Trustee	1998	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan

James T. Bunch – 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years

Albert R. Dowden – 1941 Trustee	2014

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc.,

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Jack M. Fields – 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, ARVEST Bank	146	Director of Insperity, Inc. (formerly known as Administaff)

Prema Mathai-Davis – 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None

Larry Soll – 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None

Raymond Stickel, Jr. – 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None

Suzanne H. Woolsey – 1941 Trustee	2006	Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Officers
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Sheri Morris – 1964 Vice President, Treasurer and Principal Financial Officer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Karen Dunn Kelley – 1960 Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

1	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
2	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Additional Information about the Trustees

Interested Persons

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the other Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the other Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Independent Trustees

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the other Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Globe Specialty Metals, Inc. (metallurgical company) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of the Investment Company Institute and Ferroglobe PLC. He is also a member of the Executive Committee and Chair of the Governance Committee of the Independent Directors Council.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association, the Board of Visitors, Institute for the Humanities and University of Michigan.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

James T. Bunch, Trustee

James T. Bunch has been a member of the Board of Trustees of the other Invesco Funds since 2000.

From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.

At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.

In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Albert R. Dowden, Trustee

Albert R. Dowden has been a member of the Board of Trustees of the other Invesco Funds since 2000.

Mr. Dowden retired at the end of 1998 after a 24 year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo.

Since retiring, Mr. Dowden continues to serve on the board of Nature’s Sunshine Products, Inc. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs, where he has been active for many years, as well as several other not-for-profit organizations.

Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967 to 1976), which is now Clifford Chance.

The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the other Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the other Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the other Invesco Funds since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Dr. Larry Soll, Trustee

Dr. Larry Soll has been a member of the Board of Trustees of the other Invesco Funds since 1997. Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as a treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Funds.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the other Invesco Funds since 2005. Mr. Stickel retired after a 35-year career with Deloitte & Touche (the “Firm”). For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Suzanne H. Woolsey, Trustee

Suzanne H. Woolsey has been a member of the Board of Trustees of the Invesco Funds since 2014. Ms. Woolsey served as Director or Trustee of investment companies in the Van Kampen Funds complex from 2003 to 2010.

Formerly, Ms. Woolsey was the chief executive officer of Woolsey Partners LLC. She was also the chief operating officer and chief communications officer at the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council from 1993 to 2003. Since 2016, Ms. Woolsey has served as director of SunShare LLC and Trustee of Ocean Conservancy.

She continued to serve as trustee or managing general partner to certain Invesco closed-end funds, Invesco Senior Loan Fund, and Invesco Exchange Fund following the acquisition of the Van Kampen family of funds in 2010. Ms. Woolsey also served as an independent director to the Fluor Corporation, a multi-billion dollar global engineering, construction, and management company from 2004 to 2014. Additionally, she served as independent director to the Neurogen Corporation, which is a publicly traded small molecule drug design company, from 1998 to 2006.

The Board believes that Ms. Woolsey’s experience as an independent director of numerous organizations and her service as a Trustee of certain Invesco closed-end funds, Invesco Exchange Fund, and Invesco Senior Loan Fund benefits the Funds.

Committee Structure

The Trustees have the authority to take all actions that they consider necessary or appropriate in connection with management of the Trust, including, among other things, approving the investment objectives, investment policies and fundamental investment restrictions for the Funds. The Trust has entered into agreements with various service providers, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians, to conduct the day-to-day operations of the Funds. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these arrangements on an ongoing basis.

Certain Trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Trusts.

Leadership Structure and the Board of Trustees. The Board is currently composed of thirteen Trustees, including eleven Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each, an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five standing committees – the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Oversight Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, including the Senior Officer of the Trust, attorneys, and other Trustees between meetings. The Chairman also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the two interested Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair), Dr. Soll, and Ms. Woolsey. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; and (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements. During the fiscal year ended February 29, 2016, the Audit Committee held eight meetings.

The members of the Compliance Committee are Messrs. Bunch, Dr. Soll (Chair) and Stickel. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer and Senior Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer. During the fiscal year ended February 29, 2016, the Compliance Committee held five meetings.

The members of the Governance Committee are Messrs. Arch, Crockett, Dowden (Chair), Fields (Vice-Chair),
Dr. Mathai-Davis, and Ms. Woolsey. The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair and Vice-Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees. During the fiscal year ended February 29, 2016, the Governance Committee held six meetings.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.

The members of the Investments Committee are Messrs. Arch, Bunch (Chair), Crockett, Dowden, Fields (Vice-Chair), Flanagan, Stickel, Taylor, Ms. Woolsey, Drs. Mathai-Davis and Soll. The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information. During the fiscal year ended February 29, 2016, the Investments Committee held six meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, and Dr. Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Funds’ valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing Invesco’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures. During the fiscal year ended February 29, 2016, the Valuation, Distribution and Proxy Oversight Committee held six meetings.

Compensation

Each trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such trustee also serves as a trustee of other Invesco Funds. Each such trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2015, are as follows:

Name	Aggregate Compensation from the Fund(1)(2)	Total Compensation from the Invesco Fund Complex(3)
Independent Trustees
David C. Arch	$1,779	$318,500
James T. Bunch	2,034	372,900
Bruce L. Crockett	3,526	652,000
Albert R. Dowden	1,993	367,900
Jack M. Fields	1,848	343,200
Eli Jones(5)	131	N/A
Prema Mathai-Davis	1,976	367,150
Larry Soll	2,034	372,900
Raymond Stickel, Jr.	2,179	400,100
Robert C. Troccoli(5)	167	N/A
Suzanne H. Woolsey	1,779	318,500

(1)	Amounts shown in this column represent the aggregate compensation from the Fund to each Trustee for the Fund’s fiscal ended February 29, 2016 are based on the fiscal year ended February 29, 2016. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended February 29, 2016, including earnings, was $ 2,329.
(2)	The Fund does not accrue or pay retirement or pension benefits to the Trustees. Pursuant to the retirement plan of certain funds in the Fund Complex, which was amended as of December 31, 2013 to convert to a defined contribution plan, estimated annual benefits upon retirement payable by such funds to Trustees is as follows: David C. Arch: $205,000; James T. Bunch: $205,000; Bruce L. Crockett: $205,000; Albert R. Dowden: $205,000; Jack M. Fields: $205,000; Prema Mathai-Davis: $205,000; Larry Soll: $226,783; and Raymond Stickel, Jr.: $205,000. These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are payable by other funds in the Fund Complex and not by the Funds. These amounts are not adjusted to reflect deemed investment earnings or losses.
(3)	All trustees currently serve as trustee of 30 registered investment companies advised by Invesco.
(4)	On December 31, 2015, Mr. Rodney Dammeyer and Mr. Hugo F. Sonnenschein retired. During the fiscal year ended February 2015 compensation from the Trust for both Messrs. Dammeyer and Sonnenschein was $3,030 (of which $161, including earnings, was deferred).
(5)	Dr. Jones and Mr. Troccoli were appointed as trustees of the Trust effective January 29, 2016.

Trustee Beneficial Ownership of Securities

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, as of December 31, 2015, are as follows:

Name	Fund	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Invesco Fund Complex(1)
Independent Trustees
David C. Arch	$1-$10,000	Over $100,000
James T. Bunch	—	Over $100,000
Bruce L. Crockett	—	Over $100,000
Albert R. Dowden	—	Over $100,000
Jack M. Fields	—	Over $100,000
Eli Jones(2)	N/A	N/A
Prema Mathai-Davis	—	Over $100,000
Larry Soll	—	Over $100,000
Raymond Stickel, Jr.	—	Over $100,000
Robert C. Troccoli(2)	N/A	N/A
Suzanne H. Woolsey	$1-$10,000	$50,001-$100,000

Interested Trustees
Flanagan	—	Over $100,000
Taylor	—	$1-$10,000

(1)	Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

(2)	The information in the table is provided as of December 31, 2015. Dr. Jones and Mr. Troccoli were appointed as trustees of the Trust effective January 29, 2016.

Pre-Amendment Retirement Plan for Trustees

The Trustees have adopted a retirement plan for the Trustees who are not affiliated with the Adviser. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

Annual retirement benefits are available from the Fund and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (Former Van Kampen Trustee), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former “Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the

Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution benefit plan for active Trustees (the Amended Plan). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the Existing Plan Benefit) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the Expected Future Benefit and, together with the Existing Plan Benefit, the Accrued Benefit). On the conversion date, the Covered Funds established bookkeeping accounts of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Edward K. Dunn and Carl Frischling (former Trustees of funds in the Invesco Funds complex), Messrs. Bunch, Crockett and Fields and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other Invesco Fund from which they are deferring compensation.”

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Fund and their affiliations are shown in this Statement of Additional Information

As investment adviser, Invesco supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Fund’s Investment Advisory Agreement (the “Advisory Agreement”) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to the Fund. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.

Pursuant to an administrative services agreement with the Fund, the Adviser is also responsible for furnishing to the Fund the services of persons believed to be competent to perform supervisory and administrative services required by the Fund and that, in the judgment of the Trustees, are necessary to conduct the business of the Fund effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

Invesco, at its own expense, furnishes to the Fund office space and facilities. Invesco furnishes to the Fund all personnel for managing the affairs of the Fund.

Advisory fees paid for the last three fiscal years of the Fund are as follows:

Fiscal Year Ended	Advisory Fees Paid
February 29, 2016	$	[	]
February 28, 2015		$11,366,521
February 28, 2014		$11,203,575

Investment Sub-Advisers

Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act are:

Invesco Asset Management Deutschland GmbH (Invesco Deutschland)

Invesco Asset Management Limited (Invesco Asset Management)

Invesco Asset Management (Japan) Limited (Invesco Japan)

Invesco Hong Kong Limited (Invesco Hong Kong)

Invesco Senior Secured Management, Inc. (Invesco Senior Secured)

Invesco Canada Ltd. (Invesco Canada); (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Invesco and each Sub-Adviser is an indirect wholly-owned subsidiary of Invesco Ltd.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco (and not the Fund) pays each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Fund, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.

Invesco did not pay the Sub-Advisers any sub-advisory fees during the last three fiscal years of the Fund.

Securities Lending Arrangements

If the Fund engages in securities lending, Invesco will provide the Fund related investment advisory and administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if the Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

Invesco’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco will provide, a lending Fund will pay Invesco a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Service Agreements

Administrative Services Agreement. Invesco and the Fund have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco is reimbursed for the services of the Fund’s principal financial officer and her staff and any expenses related to fund accounting services.

Administrative services fees paid for the last three fiscal years of the Fund are as follows:

Fiscal Year Ended	Administrative Fees Paid
February 29, 2016	$	[	]
February 28, 2015		$2,674,475
February 28, 2014		$2,636,135

OTHER SERVICE PROVIDERS

Transfer Agent

Computershare Trust Company, N.A. (“Computershare”), P.O. Box 43078, Providence, RI 02940-3078 is the transfer agent for the Fund.

The Transfer Agency and Service Agreement (the “TA Agreement”) between the Fund and Computershare provides that Computershare will perform certain services related to the servicing of shareholders of the Fund. Other such services may be delegated or subcontracted to third party intermediaries.

Custodian

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Fund, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Audit Committee of the Fund’s Board has appointed, and the Board has ratified and approved, PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Fund. The Fund’s audited financial statements incorporated by reference in this SAI and the report of PricewaterhouseCoopers LLP thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PORTFOLIO MANAGERS

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2016:

Portfolio Manager	Dollar Range of Investments in the Fund(1)		Dollar Range of Investments in Invesco pooled investment vehicles(2)		Dollar Range of all Investments in the Fund and Invesco pooled investment vehicles(3)
Thomas Ewald	[	]	[	]	[	]
Scott Baskind	[	]	[	]	[	]
Philip Yarrow	[	]	[	]	[	]

(1)	This column reflects investments in the Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

(2)	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
(3)	This column reflects the combined holdings from both the “Dollar Range of all Investments in Fund and Invesco pooled investment vehicles” and the “Dollar Range of Investments in the Fund” columns.

Assets Managed

The following information is as of February 29, 2016:

	Other Registered Investment Companies Managed (assets in millions)					Other Pooled Investment Vehicles Managed (assets in millions)					Other Accounts Managed (assets in millions)(4)
Portfolio Manager	Number of Accounts		Assets			Number of Accounts		Assets			Number of Accounts		Assets
Thomas Ewald	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Scott Baskind	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Philip Yarrow	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

(4)	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

None of the foregoing accounts paid an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Fund/accounts managed by the portfolio manager as described in the table below.

Sub-Adviser	Performance time period(5)
Invesco(6) Invesco Deutschland Invesco Hong Kong(6) Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate(6),(7) Invesco Senior Secured(6),(8)	Not applicable

Invesco Canada(6)	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan(9)	One-, Three- and Five-year performance

(5)	Rolling time periods based on calendar year-end.
(6)	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
(7)	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
(8)	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
(9)	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Invesco has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices.

Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more third-party broker-dealers to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in six primary trading centers to place equity securities trades in their regions. Invesco Advisers’ Americas desk, located in Atlanta, Houston and Toronto (the “Americas Desk”), generally places trades of equity securities trading in North America, Canada and Latin America; the Hong Kong desk of Invesco Hong Kong (the “Hong Kong Desk”) generally places trades of equity securities in the Asia-Pacific markets, except Japan; the Japan trading desk of Invesco Japan generally places trades of equity securities in the Japanese markets; the London trading desk of Invesco Global Investment Funds Limited (the “London Desk”) generally places trades of equity securities in European, Middle Eastern and African countries; the Australia desk, located in Sydney and Melbourne, for the execution of orders of equity securities trading in the Australian and New Zealand markets and the Taipei desk, located in Taipei, for the execution of orders of securities trading in the Chinese market. Invesco, Invesco Canada, Invesco Japan, Invesco Deutschland, Invesco Hong Kong and Invesco Asset Management use the global equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the global trading desks are similar in all material respects.

References in the language below to actions by Invesco or a Sub-Adviser (other than Invesco Canada or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk, Invesco or a Sub-Adviser that delegates trading is responsible for oversight of this trading activity.

Invesco or a Sub-Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers (each, a “Broker”), effects the Fund’s investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Adviser’s primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage and research services provided by the Broker. While Invesco or the Sub-Advisers seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See “Broker Selection” below.

Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.

In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.

Commissions

Substantially all of the Fund’s trades are effected on a principal basis. Brokerage commissions during the Fund’s last three fiscal years are as follows:

Fiscal Year Ended	Brokerage Commissions
February 29, 2016	[ ]
February 28, 2015	—
February 28, 2014	—

The Fund does not and will not pay brokerage commissions to Brokers affiliated with the Fund, Invesco, the Sub-Advisers or any affiliates of such entities.

The Fund may purchase or sell a security from or to certain other Invesco funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various Invesco funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Broker Selection

Invesco’s or the Sub-Adviser’s primary consideration in selecting Brokers to execute portfolio transactions for an Invesco fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, Invesco or the Sub-Advisers consider the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Adviser’s primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of shares of funds advised by Invesco and/or the Sub-Advisers.

In choosing Brokers to execute portfolio transactions for the Fund, Invesco or the Sub-Advisers may select Brokers that provide brokerage and/or research services (“Soft Dollar Products”) to the Fund and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided. .. viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Adviser in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.

Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Adviser’s expenses to the extent that Invesco or the Sub-Advisers would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Invesco presently engages in the following instances of cross-subsidization:

Smaller funds that do not generate significant soft dollar commissions may be cross-subsidized by the larger equity Invesco funds in that the smaller equity funds receive the benefit of Soft Dollar Products for which they do not pay. Certain other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Adviser concludes that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Adviser use soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Adviser through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:

•	Database Services — comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems — products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools — various macro-economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis — software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis — industry specific fundamental investment research.

•	Other Specialized Tools — other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If Invesco or the Sub-Advisers determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Adviser’s staff follows. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Adviser’s clients, including the Fund. However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Adviser’s research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Adviser’s investment advice. The advisory fee paid by the Fund is not reduced because Invesco or the Sub-Advisers receives such services. To the extent the Fund’s portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believes such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

Directed Brokerage (Research Services)

The Fund did not pay any directed brokerage (research services) during its most recently completed fiscal year.

Regular Brokers

During its last fiscal year, the Fund did not acquire any securities of regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act.

Allocation of Portfolio Transactions

Invesco and the Sub-Advisers manage numerous Invesco funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one the Fund and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Adviser will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) would be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions would be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Fund would generally be required to distribute to its Common Shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

The remainder of this discussion assumes that the Trust qualifies for taxation as a RIC.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

The Fund may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC or avoid corporate level income or excise taxes) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures. If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is generally treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to “pass through” to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Fund with respect to qualifying taxes.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Capital gain dividends are not eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, the Fund’s earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s Common Shares.

Common Shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s shares.

A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of Common Shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

For taxable years of a RIC beginning before January 1, 2015 (and, if extended as has happened in the past, for taxable years covered by such extension), ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN,
W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Legislation enacted in 2010 and existing guidance issued thereunder require withholding at a rate of 30% on dividends in respect of, and, after December 31, 2016, gross proceeds from the sale of, shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which stock of the Fund is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2016, gross proceeds from the sale of, shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to stockholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

The Fund may be required to withhold (currently at a rate of 28%), for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of Common Shares of the Fund also may be subject to state, local, and/or foreign taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

***

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Prospective shareholders are advised to consult their own tax advisers for more detailed information concerning the tax consequences of an investment in the Fund.

OTHER INFORMATION

Principal Shareholders

As of the date of this Statement of Additional Information, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as provided below

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	17,077,979	9.49%

Preferred Shares	CHARTA, LLC 750 Washington Boulevard Stamford, CT 06901 Citibank, N.A. Citicorp Citigroup Inc. 399 Park Avenue New York, NY 10022	1,250	100%

(1)	Based on Schedule 13G/A filed with the SEC on January 22, 2016.

Proxy Voting Policy and Proxy Voting Record

The Board of the Fund has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco. Invesco will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board. Invesco’s proxy policies and procedures are attached hereto as Appendix B. The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.invesco.com/us.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record. Information regarding how the Fund voted proxies related to their portfolio securities during the twelve-months period ended June 30 is available without charge at our Web site, http://www.invesco.com/us. This information is also available at the SEC Web site, http://www.sec.gov.

Code of Ethics

Invesco, the Fund and the Sub-Advisers each have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that applies to all Invesco fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Adviser’s Code of Ethics does not materially differ from Invesco Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Fund that may arise from personal trading, including personal trading in most of the Invesco funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco fund, is permitted under the Code of Ethics subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may alternatively be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Codes of Ethics are also available, free of charge, on the EDGAR Database on the SEC’s Web site at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated February 28, 2015. The Annual Report is included as part of the Fund’s filing on Form N-CSR as filed with the SEC on May 8, 2015. The Annual Report may be obtained by following the instructions on the cover of this SAI. The Annual and Semi-Annual Reports may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard

& Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) rating symbols and their meanings (as published by Fitch) follows:

Long-Term Ratings Scales — Issuer Credit Rating Scales

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

B-1

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☑ Reviewed ☐ Revised by Compliance for Accuracy	October 6, 2015
Policy/Procedure Owner	US Compliance, Invesco US Proxy Advisory Committee, and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 20-21, 2015

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

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maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

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reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration team, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements, governance trends and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

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Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

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Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

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Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

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Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

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Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

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Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Proxy access Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

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Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

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Exclusive Forum Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

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Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

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Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

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When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

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In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

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Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco’s proxy administration team maintains a list of all issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

Invesco’s proxy administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

Incorporated by reference into Part B of the Registration Statement, as described in the Statement of Additional Information, are the Registrant’s audited financial statements, notes to such financial statements and the report of independent registered public accounting firm thereon, by reference to the Registrant’s Annual Report for the period ended February 28, 2015, as contained in the Registrant’s Form N-CSR filed with the Securities and Exchange Commission (the “Commission”) on May 8, 2015.

(2)	Exhibits

(a)	(i)	Agreement and Declaration of Trust of Registrant, dated May 15, 2012 (incorporated by reference to Registrant’s report on Form N-SAR-A/A filed with the Securities and Exchange Commission on October 30, 2012)

	(ii)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 3, 2012 (incorporated by reference to Exhibit (a)(ii) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(iii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust, dated August 29, 2014 (incorporated by reference to Registrant’s report on Form N-SAR-A filed with the Securities and Exchange Commission on October 30, 2014)

(b)	(i)	Amended and Restated By-Laws of Registrant, effective as of August 29, 2014 (incorporated by reference to Exhibit 77Q1(a) to Registrant’s report on Form N-SAR-A filed with the Securities and Exchange Commission on October 30, 2014)

	(ii)	(1) Statement of Preferences of Variable Rate Term Preferred Shares, dated October 26, 2012 (incorporated by reference to Exhibit (b)(ii)(1) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(2) Amendment No. 1, dated as of December 3, 2012, to the Statement of Preferences of Variable Rate Preferred Shares Agreement (incorporated by reference to Exhibit (b)(ii)(2) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(3) Amendment No. 2, dated as of August 29, 2013, to the Statement of Preferences of Variable Rate Preferred Shares Agreement (incorporated by reference to Exhibit (b)(ii)(3) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(c)	Not applicable

(d)	Not applicable

(e)	Dividend Reinvestment Plan of Registrant (incorporated by reference to Exhibit (e) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(f)	Not applicable

(g)	(i)	(1)	Master Investment Advisory Agreement, dated as of August 27, 2012, between the Registrant and Invesco Advisers, Inc. (incorporated by reference to Registrant’s report on Form N-SAR-A/A filed with the Securities and Exchange Commission on October 30, 2012)

		(2)	Amendment No. 1, dated as of December 3, 2012, to the Master Investment Advisory Agreement (incorporated by reference to Exhibit 77Q1(a) to Registrant’s report on Form N-SAR-A filed with the Securities and Exchange Commission on October 30, 2013)

	(ii)	(1)	Master Intergroup Sub-Advisory Contract, dated August 27, 2012, between Invesco Advisers, Inc. and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (incorporated by reference to Registrant’s report on Form N-SAR-A/A filed with the Securities and Exchange Commission on October 30, 2012)

		(2)	Amendment No. 1 to Master Intergroup Sub-Advisory Contract, dated December 3, 2012 (filed herewith)

		(3)	Termination Agreement, dated January 16, 2015, between Invesco Advisers, Inc. and Invesco Australia Limited (filed herewith)

(h)	Form of Underwriting Agreement/Sales Agreement (to be filed by pre-effective amendment)

(i)	(i)	Form of AIM Funds Retirement Plan for Eligible Directors/Trustees, as approved by the Board of Directors/Trustees on December 31, 2010 (incorporated into this filing by reference to Post-Effective Amendment No. 116 to AIM Investment Funds (Invesco Investment Funds) registration statement filed on September 23, 2011

	(ii)	Form of Invesco Funds Trustee Deferred Compensation Agreement as approved by the Board of Directors/Trustees on December 31, 2010 (incorporated into this filing by reference to Post-Effective Amendment No. 116 to AIM Investment Funds (Invesco Investment Funds) registration statement filed on September 23, 2011

	(iii)	Form of Amendment to Form of Invesco Funds Trustee Deferred Compensation Agreement (filed herewith)

(j)	Amended and Restated Master Custodian Contract, dated June 1, 2010, between Registrant and State Street Bank and Trust Company(incorporated by reference to Exhibit (j) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(k)	(i)	Memorandum of Agreement (Advisory Fee Waivers), effective May 15, 2012, between Registrant and Invesco Advisers, Inc. (incorporated by reference to Exhibit 77Q1(e) to Registrant’s report on Form N-SAR-B filed with the Securities and Exchange Commission on April 29, 2015)

	(ii)	(1)	Transfer Agency and Service Agreement, dated January 1, 2002, between Registrant and Computershare EquiServe Trust Company, N.A. and EquiServe, Inc. (incorporated by reference to Exhibit (k)(ii)(1) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

		(2)	Amendment No. 1 to Transfer Agency and Service Agreement, dated January 20, 2009 (incorporated by reference to Exhibit (k)(ii)(2) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(3)	Letter Amendment to Transfer Agency and Service Agreement, dated June 1, 2010 (incorporated by reference to Exhibit (k)(ii)(3) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(4)	Amendment No. 2 to Transfer Agency and Service Agreement, dated January 23, 2012 (incorporated by reference to Exhibit (k)(ii)(4) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(5)	Notice of Assignment of Transfer Agency and Service Agreement, dated July 24, 2012 (incorporated by reference to Exhibit (k)(ii)(5) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(6)	Amendment No. 3 to Transfer Agency and Service Agreement, dated December 3, 2012 (incorporated by reference to Exhibit (k)(ii)(6) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(iii)	(1)	Master Administrative Services Agreement, dated June 1, 2010, between Registrant and Invesco Advisers, Inc. (incorporated by reference to Exhibit (k)(iii)(1) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(2)	Amendment No. 1 to Master Administrative Services Agreement, dated July 1, 2012 (incorporated by reference to Exhibit (k)(iii)(2) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(3)	Amendment No. 2 to Master Administrative Services Agreement, dated August 17, 2012 (incorporated by reference to Exhibit (k)(iii)(3) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(4)	Amendment No. 3 to Master Administrative Services Agreement, dated December 3, 2012 (incorporated by reference to Exhibit (k)(iii)(4) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(iv)	(1)	Second Amended and Restated Revolving Credit and Security Agreement, dated as of August 27, 2012 (incorporated by reference to Exhibit (k)(iv)(1) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(2)	Amendment No. 1 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of December 3, 2012 (incorporated by reference to Exhibit (k)(iv)(2) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(3)	Amendment No. 2 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of
August 14, 2013 (incorporated by reference to Exhibit (k)(iv)(3) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(4)	Amendment No. 3 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of
August 29, 2013 (incorporated by reference to Exhibit (k)(iv)(4) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

(5)	Amendment No. 4 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of
August 27, 2014 (incorporated by reference to Exhibit (k)(iv)(5) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

		(6)	Amendment No. 5 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of August 27, 2015 (filed herewith)

		(7)	Second Amended and Restated Control and Collateral Agency Agreement, dated as of August 27, 2012 (incorporated by reference to Exhibit (k)(iv)(6) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

		(8)	Amendment No.1 to Second Amended and Restated Control and Collateral Agency Agreement, dated as of December 3, 2012 (incorporated by reference to Exhibit (k)(iv)(7) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(v)	(1)	Credit Agreement, dated as of December 10, 2015, between registrant and State Street Bank and Trust Company (filed herewith)

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP (to be filed by pre-effective amendment)

(m)	Not applicable

(n)	(i)		Consent of Independent Registered Public Accounting Firm (filed herewith)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	(i)		Invesco Advisers, Inc. Code of Ethics, amended January 1, 2016, relating to Invesco Advisers, Inc. and any of its subsidiaries (filed herewith)

	(ii)		Invesco Asset Management Limited Code of Ethics, dated 2015, relating to Invesco UK (filed herewith)

	(iii)		Invesco Ltd. Code of Conduct, dated October 2015, relating to Invesco Asset Management (Japan) Limited (filed herewith)

	(iv)		Invesco Hong Kong Limited Code of Ethics dated January 6, 2016, relating to Invesco Hong Kong Limited (filed herewith)

	(v)		Invesco Ltd. Code of Conduct, dated October 2015, Policy No. D-6 Gifts and Entertainment, revised, May 2015, and Policy No. D-7 Personal Trading Policy, revised January 2016, together the Code of Ethics relating to Invesco Canada Ltd. (filed herewith)

	(vi)		Invesco EMEA-EX UK Employees Code of Ethics dated October 1, 2015, related to Invesco Asset Management Deutschland GmbH (filed herewith)

	(vii)		Invesco Senior Secured Management Code of Ethics Policy, revised June 1, 2015 and Invesco Advisers, Inc. Code of Ethics, amended January 1, 2016 (filed herewith)

	(viii)		Invesco PowerShares Capital Management, LLC Code of Ethics amended effective January 1, 2016 (filed herewith)

(s)	(a)	Powers of Attorney (incorporated by reference to Exhibit (s) to Registrant’s report on Form N-2 filed with the Securities and Exchange Commission on July 20, 2015)

	(b)	Powers of Attorney for Jones and Troccoli (filed herewith)

(z)	Form of Prospectus Supplement (filed herewith)

Item 26. Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement to be filed by further amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE Listing Fees	$
SEC Registration Fees	$
Printing/Engraving Expenses	$
Independent Registered Public Accounting Firm Fees	$
Legal Fees	$
FINRA Fees	$
Miscellaneous	$

Total	$

Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29. Number of Holders of Securities

Title of Class	Number of Record Shareholders as of February 29, 2016
Common Shares	339

Item 30. Indemnification

Indemnification provisions for officers, trustees and employees of the Registrant are set forth in Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, dated May 15, 2012, and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 25(2)(a) and 25(2)(b) above. Under the Amended and Restated Agreement and Declaration of Trust:

“A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.”

“Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.”

“In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the Trust’s assets, to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Trust, on its own behalf, shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of the Trust.”

The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $80,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (Invesco) provides that:

“In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.”

Section 10 of the Master Intergroup Sub-Advisory Contract (the Sub-Advisory Contract) between Invesco, on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (each a Sub-Adviser, collectively the Sub-Advisers) provides that:

“No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting with respect to any business of the Trust, to be rendering such service to or acting solely for the the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

The only employment of a substantial nature of Invesco Adviser’s directors and officers is with the Advisers and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (each a Sub-Adviser, collectively the Sub-Advisers) reference is made to Form ADV filed under the Investment Advisers Act of 1940, as amended, by each Sub-Adviser herein incorporated by reference. Reference is also made to the caption “Fund Management – The Advisers” in the Prospectuses which comprises Part A of this Registration Statement, and to the caption “Investment Advisory and Other Services” of the Statement of Additional Information which comprises Part B of this Registration Statement.

Item 32. Location of Accounts and Records

Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309, maintains physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 1555 Peachtree Street, N.E., Atlanta, GA 30309, except for those maintained at its Houston offices, 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or at its Louisville, Kentucky offices, 400 West Market Street, Suite 3300, Louisville, KY 40202, or at the offices of Invesco Senior Secured Management, Inc., 1166 Avenue of the Americas, New York, New York 10036, and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and the Registrant’s Transfer Agent and Dividend Paying Agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, MA, 02021.

Records may also be maintained at the offices of:

Invesco Asset Management Deutschland GmbH

An der Welle 5

1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Ltd.

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Citibank Tower

3 Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas

New York, NY 10036

Invesco Canada Ltd.

5140 Yonge Street

Suite 800

Toronto, Ontario

Canada M2N 6X7

Invesco PowerShares Capital Management LLC

3500 Lacey Road

Suite 700

Downers Grove, IL 60515

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Registrant undertakes that:

(a)	for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Atlanta, State of Georgia, on the 23rd day of March, 2016.

INVESCO SENIOR INCOME TRUST
By:	/s/ Philip A. Taylor
Philip A. Taylor Trustee, President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 23rd day of March, 2016.

Signatures	Title

Principal Executive Officer:
/s/ Philip A. Taylor
Philip A. Taylor	Trustee, President and Principal Executive Officer

Principal Financial Officer: /s/ Sheri Morris
Sheri Morris	Vice President, Principal Financial Officer and Treasurer

Trustees:
/s/ Martin L. Flanagan*
Martin L. Flanagan	Trustee
/s/ Bruce L. Crockett*
Bruce L. Crockett	Chair & Trustee
/s/ David C. Arch*
David C. Arch	Trustee
/s/ James T. Bunch*
James T. Bunch	Trustee
/s/ Eli Jones*
Eli Jones	Trustee
/s/ Albert R. Dowden*
Albert R. Dowden	Trustee
/s/ Jack M. Fields*
Jack M. Fields	Trustee
/s/ Prema Mathai-Davis*
Prema Mathai-Davis	Trustee
/s/ Larry Soll*
Larry Soll	Trustee
/s/ Robert C. Troccoli*
Robert C. Troccoli	Trustee

/s/ Raymond Stickel, Jr. *
Raymond Stickel, Jr.	Trustee
/s/ Suzanne H. Woolsey*
Suzanne H. Woolsey	Trustee

*	Signed by John M. Zerr, pursuant to powers of attorney dated January 29, 2016, and filed herewith.

By:	/s/ John M. Zerr
John M. Zerr
Attorney-In-Fact March 23, 2016

EXHIBITS TO FORM N-2

INVESCO SENIOR INCOME TRUST

Exhibit Number

(g)(ii)(2)	Amendment No. 1 to Master Intergroup Sub-Advisory Contract, dated December 3, 2012

(g)(ii)(3)	Termination Agreement, dated January 16, 2015, between Invesco Advisers, Inc. and Invesco Australia Limited

(i)(iii)	Form of Amendment to Form of Invesco Funds Trustee Deferred Compensation Agreement

(k)(iv)(6)	Amendment No. 5 to Second Amended and Restated Revolving Credit and Security Agreement, dated as of August 27, 2015

(k)(v)(1)	Credit Agreement, dated as of December 10, 2015, between registrant and State Street Bank and Trust Company

(n)(i)	Consent of Independent Registered Public Accounting Firm

(r)(i)	Invesco Advisers, Inc. Code of Ethics, amended January 1, 2016, relating to Invesco Advisers, Inc. and any of its subsidiaries

(r)(ii)	Invesco Asset Management Limited Code of Ethics, dated 2015, relating to Invesco UK

(r)(iii)	Invesco Ltd. Code of Conduct, dated October 2015, relating to Invesco Asset Management (Japan) Limited

(r)(iv)	Invesco Hong Kong Limited Code of Ethics dated January 6, 2016, relating to Invesco Hong Kong Limited

(r)(v)	Invesco Ltd. Code of Conduct, dated October 2015, Policy No. D-6 Gifts and Entertainment, revised May 2015, and Policy No. D-7 Personal Trading Policy, revised January 2016, together the Code of Ethics relating to Invesco Canada Ltd.

(r)(vi)	Invesco EMEA-EX UK Employees Code of Ethics dated October 1, 2015, related to Invesco Asset Management Deutschland GmbH

(r)(vii)	Invesco Senior Secured Management Code of Ethics Policy, revised June 1, 2015 and Invesco Advisers, Inc. Code of Ethics, amended January 1, 2016

(r)(viii)	Invesco PowerShares Capital Management, LLC Code of Ethics amended effective January 1, 2016

(s)(b)	Powers of Attorney for Jones and Troccoli

(z)	Form of Prospectus Supplement